UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 16, 2009

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 20, 2009 Lee Enterprises, Incorporated (the “Company”) reported its results for the first fiscal quarter ended December 28, 2008. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K and information from the news release is hereby incorporated by reference. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Item 8.01.	Other Events.

On January 16, 2009, the Company issued a news release. A copy of the news release is attached as Exhibit 99.2 and information from the news release is hereby incorporated by reference. The information in this report shall not be treated as filed for purposes of the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1

Fourth Amendment to Note Agreement and First Amendment to Limited Waiver to Note Agreement and Guaranty Agreement entered into as of January 16, 2009 by and among St. Louis Post-Dispatch LLC, Pulitzer Inc. and the Noteholders party thereto

99.1	News Release of Lee Enterprises, Incorporated dated January 20, 2009

99.2	News Release of Lee Enterprises, Incorporated dated January 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: January 20, 2009	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer